UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 24, 2018

KINDER MORGAN CANADA LIMITED
(Exact name of registrant as specified in its charter)

Alberta, Canada (State or other jurisdiction of incorporation)	000-55864 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

Suite 3000, 300 - 5th Avenue S.W.
Calgary, Alberta T2P 5J2
(Address of principal executive offices, including zip code)

403-514-6780
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 4.01. Changes in Certifying Accountant.

On August 31, 2018, Kinder Morgan Canada Limited (the “Company”) completed the sale of its Trans Mountain Pipeline system and the related Trans Mountain expansion project. As a result of that transaction, most of the Company’s accounting functions will be managed out of Houston, Texas. Accordingly, on October 24, 2018, the Company changed its principal independent registered public accountant from PricewaterhouseCoopers LLP (Canada) (“PwC Canada”) to PricewaterhouseCoopers LLP (United States) (“PwC US”). This change constituted a resignation by PwC Canada and the engagement of PwC US because PwC Canada and PwC US are separate legal entities. The decision to change independent registered public accountants was approved by the audit committee of the Board of Directors of the Company on October 24, 2018.

PwC Canada’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years or the subsequent period through October 24, 2018, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PwC Canada, would have caused PwC Canada to make reference to the matter in its reports on the Company’s financial statements; and there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested that PwC Canada furnish a letter addressed to the Securities and Exchange Commission stating whether or not PwC Canada agrees with the statements in this Form 8-K. A copy of such letter, dated October 24, 2018 (stating that PwC Canada agrees with the Company's statements in this form 8-K, except that PwC Canada has no basis on which to comment on the fifth paragraph), is filed as Exhibit 16.1 to this Form 8-K.

PwC US participated in a portion of the audit of the Company’s consolidated financial statements for the years ended December 31, 2017 and December 31, 2016, acting as a component auditor for PwC Canada, the then-principal independent registered public accountants of the Company. During the Company’s two most recent most years ended December 31, 2017 and December 31, 2016 and in the subsequent period through October 18, 2018, other than in the normal course of the audit, neither the Company nor anyone on its behalf consulted PwC US regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided to the Company that PwC US concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits The exhibit set forth below is being furnished pursuant to Item 4.01.

Exhibit Number	Description

16.1	Letter from PricewaterhouseCoopers LLP (Canada), dated October 24, 2018, addressed to the Securities and Exchange Commission.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN CANADA LIMITED

Dated: October 24, 2018	By:	/s/ Dax A. Sanders
Dax A. Sanders Chief Financial Officer

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